INVENTORIES	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
INVENTORIES [Text Block]

13. INVENTORIES

Inventories consist primarily of materials and supplies and products of the Company's operations, in varying stages of the production process, and are presented at the lower of weighted average cost or net realizable value.

	December 31,	December 31,
	2025	2024
Finished goods	$9,661	$5,036
Work-in-process	3,675	4,162
Stockpile	14,747	6,580
Silver coins and bullion	4,089	8,613
Materials and supplies	52,581	38,133
	$84,753	$62,524

The amount of inventories recognized as an expense during the period is equivalent to the total of cost of sales plus depletion, depreciation and amortization for the period. As at December 31, 2025, no write down was included in mineral inventories, which consist of stockpile, work-in-process and finished goods (December 31, 2024 - $nil).